UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 5, 2007

Diatect International
__________________________________________
(Exact name of registrant as specified in its charter)

California	000-10147	82-0513109
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

875 S Industrial Parkway, Heber City, Utah		84032
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	435-654-4370

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 1, 2007, the Company and its acting president and a director through their attorney accepted service of a Complaint filed on September 24, 2007, by the U.S. Securities and Exchange Commission in the U.S. District Court, District of Utah, Central Division having Case No.: 2:07cv00709. The caption on the Complaint is Securities and Exchange Commission v. Diatect International Corporation et al. The four defendants are the acting president who is also a director, a former officer and director, a former director, and the Company.

The allegations of the Complaint claim that the Defendants engaged in a transaction in 2003 involving the sale of mining claims located in the State of Oregon which transaction was improperly recorded on the Company’s financial statements causing the overstatement of revenues and assets.

The allegations of the Complaint also claim that certain revenues were improperly recorded in the Company’s 2002 financial statements because the sales were consignment sales and not actual sales.

The Complaint alleges various violations of the federal securities laws and regulations promulgated thereunder including violations of the anti-fraud provisions and violations of regulations pertaining to periodic reports filed by the Company with the SEC in 2003 and 2004.

On April 14, 2005, the Company issued restated financial statement as of December 31, 2004, which removed the sale of the mining claims and also corrected the error in the reported revenue. The Complaint seeks injunctive action against the defendants including the Company and seeks relief of fines from the three individual defendants, and from two individual defendants disgorgement and officer and director bars. The Company intends to vigorously defend the allegations of the Complaint.

On October 2, the Company’s attorney was advised in a telephone conversation from an SEC representative that the SEC had filed an administrative proceeding against the Company under Section 12(j) of the Securities Exchange Act of 1934 seeking to revoke the Company’s registration under the 1934 Act. Usually in such proceedings the SEC suspends trading in the shares of a respondent. The Company has not received any documents pertaining to the administrative proceeding.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diatect International

October 9, 2007	By:	Margie Humphries

Name: Margie Humphries
Title: Corporate Secretary